American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
NT Disciplined Growth Fund Utilities Fund
Supplement dated August 3, 2017 ■ Summary Prospectus and Prospectus dated November 1, 2016

The following replaces the Portfolio Managers section on page 3 of the summary prospectus for Utilities and page 3 of the prospectus for NT Disciplined Growth and page 4 of the prospectus for Utilities:
Portfolio Managers
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since the fund’s inception in 2015.
Tsuyoshi Ozaki, Portfolio Manager, has been a member of the team that manages the fund since 2017.

The following replaces The Fund Management Team section on pages 6 and 7 of the prospectus for NT Disciplined Growth and page 8 of the prospectus for Utilities:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since the fund’s inception in 2015. She joined American Century Investments in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, an M.Phil. in accounting from Hong Kong University of Science and Technology, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Tsuyoshi Ozaki
Dr. Ozaki, Portfolio Manager, has been a member of the team that manages the fund since 2017. He joined American Century Investments in 2017 as a portfolio manager. Prior to joining American Century Investments, he worked as a director at Axioma, Inc. from 2016 to 2017. From 2013 to 2015 he was an executive director at MSCI Inc. and from 2008 to 2013 he was a quantitative strategist at Quantal International Inc. He has a bachelor’s degree in biophysics from Columbia University and a Ph.D. in neuroscience from Rockefeller University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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